UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2018

Exact Sciences Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35092 (Commission File Number)	02-0478229 (I.R.S. Employer Identification No.)

441 Charmany Drive Madison, WI	53719
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 284-5700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders.

On October 24, 2018, the board of directors (the “Board”) of Exact Sciences Corporation (the “Company”) approved, and the Company and American Stock Transfer & Trust Company, LLC, as rights agent under the Company’s Rights Agreement, dated as of February 22, 2011 (the “Agreement”), entered into, an amendment to the Agreement (the “Amendment”). The Amendment changed the final expiration date with respect to the Company’s preferred stock purchase rights (the “Rights”) issued under the Agreement from (a) the close of business on the tenth anniversary date of the Agreement to (b) 11:59 P.M., New York City time, on October 24, 2018. In accordance with the terms of the Agreement as amended by the Amendment (the “Amended Agreement”), all of the Rights then outstanding expired at 11:59 P.M. (New York City time) on October 24, 2018, and no Rights are to be issued from and after that time.

The description of the Amendment in this Item 3.03 is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.2 to this report and incorporated herein by reference.

American Stock Transfer & Trust Company, LLC is the transfer agent and registrar for the Company’s common stock.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2018, the Company filed with the Secretary of State of the State of Delaware a certificate of elimination that, effective upon filing, eliminated from the Company’s certificate of incorporation all matters set forth in the certificate of designations with respect to the Company’s Series A Junior Participating Preferred Stock (the “Series A Junior Participating Preferred Stock”). No shares of the Series A Junior Participating Preferred Stock were issued and outstanding at the time of the filing of the certificate of elimination. A copy of the certificate of elimination is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of the Registrant

3.2

Sixth Amended and Restated Certificate of Incorporation of the Registrant (previously filed as Exhibit 3.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-48812), filed on October 27, 2000, and incorporated herein by reference)

3.3

First Amendment to Sixth Amended and Restated Certificate of Incorporation of the Registrant (previously filed as Appendix B to the Definitive Proxy Statement for the Company’s 2014 Annual Meeting of Stockholders, filed on June 20, 2014, and incorporated herein by reference)

4.1

Rights Agreement, dated February 22, 2011, by and between the Registrant and American Stock Transfer & Trust Company, LLC (previously filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A filed on February 23, 2011 and incorporated herein by reference)

4.2	First Amendment to Rights Agreement, dated as of October 24, 2018, by and between the Registrant and American Stock Transfer & Trust Company, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2018	EXACT SCIENCES CORPORATION

	By:	/s/ D. Scott Coward
D. Scott Coward
Senior Vice President, General Counsel and Secretary